UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) August 29, 2013

CNH EQUIPMENT TRUST 2013-C
CNH CAPITAL RECEIVABLES LLC
CNH CAPITAL AMERICA LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-185337 333-185337-03	39-1995297 (CNH Capital Receivables LLC) 46-6940316 (CNH Equipment Trust 2013-C)
(Commission File Number)	(IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois (Address of Principal Executive Offices)	60527 (Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement.

On August 29, 2013, CNH Equipment Trust 2013-C publicly issued $165,000,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $250,000,000 of Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $223,000,000 of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $100,500,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes”) and $17,000,000 of Class B Asset Backed Notes (the “Class B Notes”, and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-185337) on December 7, 2012 (as amended by pre-effective amendment no. 1 on January 16, 2013 and pre-effective amendment no. 2 on January 28, 2013).

The lead managers for the issuance of the Notes were Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Rabo Securities USA, Inc. (the “Representatives”). In connection with the offering described above, as described in the Prospectus Supplement dated August 20, 2013 (the “Prospectus Supplement”) and the Prospectus dated August 14, 2013 (the “Base Prospectus” and together with the Prospectus Supplement, the “Prospectus”), which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5), the Registrant is filing the final forms of the agreements listed below under exhibits (the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

Item 9.01. Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

Exhibit No.	Document Description
4.1	Indenture, dated as of August 1, 2013, between CNH Equipment Trust 2013-C and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Sale and Servicing Agreement, dated as of August 1, 2013, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2013-C

4.3	Purchase Agreement, dated as of August 1, 2013, between CNH Capital America LLC and CNH Capital Receivables LLC

4.4

Administration Agreement, dated as of August 1, 2013, among CNH Equipment Trust 2013-C, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

By:	/s/ Thomas N. Beckmann
Name:	Thomas N. Beckmann
Title:	Assistant Treasurer

Dated: August 29, 2013

INDEX TO EXHIBITS

Exhibit No.	Document Description
4.1	Indenture, dated as of August 1, 2013, between CNH Equipment Trust 2013-C and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Sale and Servicing Agreement, dated as of August 1, 2013, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2013-C

4.3	Purchase Agreement, dated as of August 1, 2013, between CNH Capital America LLC and CNH Capital Receivables LLC

4.4

Administration Agreement, dated as of August 1, 2013, among CNH Equipment Trust 2013-C, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee